                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-71050 of Kensey Nash Corporation and Subsidiaries on Form S-8 of our report dated August 15, 2003, appearing in this Annual Report on Form 10-K of Kensey Nash Corporation and Subsidiaries for the year ended June 30, 2003.




Philadelphia, Pennsylvania
September 29, 2003